UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2016

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 6, 2016, G-III Apparel Group, Ltd. (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report that on December 1, 2016, it completed the purchase of all of the outstanding capital stock of Donna Karan International Inc., a Delaware corporation (“ DKI ”), from Moet Hennessy Louis Vuitton, Inc. (“LVMH”, and such purchase, the “DKI Acquisition”), pursuant to a Stock Purchase Agreement, dated July 22, 2016, by and between the Company and LVMH, as amended by Amendment No. 1 thereto dated November 30, 2016.

This Current Report on Form 8-K/A amends the Original Form 8-K to include the required financial statements and pro forma financial information with respect to the DKI Acquisition under Item 9.01(a), (b) and (d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of DKI as of December 31, 2015 and December 31, 2014 and the related audited consolidated statements of operations and comprehensive loss, stockholder’s equity, and cash flows for the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the related notes thereto, and the report of Ernst & Young LLP, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited interim consolidated balance sheets of DKI as of September 30, 2016, December 31, 2015 and September 30, 2015, and the related unaudited interim consolidated statements of operations and comprehensive loss, stockholder’s equity, and cash flows for the nine months ended September 30, 2016 and September 30, 2015, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Data

The narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the DKI Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of October 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2016 and the nine months ended October 31, 2016, and the related notes thereto, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits

99.1	Audited consolidated balance sheets of DKI as of December 31, 2015 and December 31, 2014 and the related audited consolidated statements of operations and comprehensive loss, stockholder’s equity, and cash flows for the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the related notes thereto.

99.2	Unaudited interim consolidated balance sheets of DKI as of September 30, 2016, December 31, 2015 and September 30, 2015, and the related unaudited interim consolidated statements of operations and comprehensive loss, stockholder’s equity, and cash flows for the nine months ended September 30, 2016 and September 30, 2015, and the related notes thereto.

99.3	Narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the DKI Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of October 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2016 and the nine months ended October 31, 2016, and the related notes thereto.

99.4	Consent of Ernst & Young LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2017	G-III APPAREL GROUP, LTD.

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Audited consolidated balance sheets of DKI as of December 31, 2015 and December 31, 2014 and the related audited consolidated statements of operations and comprehensive loss, changes in stockholder’s equity, and cash flows for the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the related notes thereto.

99.2	Unaudited interim consolidated balance sheets of DKI as of September 30, 2016 and September 30, 2015, and the related unaudited interim consolidated statements of operations and comprehensive loss, stockholder’s equity, and cash flows for the nine months ended September 30, 2016 and September 30, 2015, and the related notes thereto.

99.3	Narrative overview and the Company’s unaudited pro forma condensed combined financial data reflecting the effects of the DKI Acquisition, consisting of (i) the unaudited pro forma condensed combined balance sheet as of October 31, 2016 and the related notes thereto and (ii) the unaudited pro forma condensed combined statements of operations for the fiscal year ended January 31, 2016 and the nine months ended October 31, 2016, and the related notes thereto.

99.4	Consent of Ernst & Young LLP.